UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 9, 2006


                               XEROX CORPORATION
                               -----------------
             (Exact name of registrant as specified in its charter)


         New York                         1-4471                16-0468020
-------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission            (IRS Employer
      incorporation)                   File Number)         Identification No.)


              800 Long Ridge Road
                P.O. BOX 1600
             Stamford, Connecticut                              06904-1600
-------------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (203) 968-3000
                                                   ----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On March 9, 2006, we entered into a technology agreement with Fuji Xerox Co., Ltd. ("Fuji Xerox") that will become effective on April 1, 2006 (the "2006 Technology Agreement"). Fuji Xerox is an unconsolidated entity in which we currently own 25% and Fuji Photo Film Co., Ltd. owns 75%. Pursuant to the 2006 Technology Agreement, we grant to Fuji Xerox (a) a license of our xerographic intellectual property rights, and an option to receive a license of our non-xerographic intellectual property rights, in each case, to manufacture and market document processing products in Fuji Xerox's territory, as defined, and
(b) a license to use our trademarks to manufacture and market xerographic and non-xerographic document processing products in Fuji Xerox's territory.

Pursuant to the 2006 Technology Agreement, Fuji Xerox grants to us (a) a license of Fuji Xerox's xerographic intellectual property rights, and an option to receive a license of Fuji Xerox's non-xerographic intellectual property rights, in each case, to manufacture and market document processing products in any territory that is not in Fuji Xerox's territory, and (b) a license to use any Fuji Xerox trademarks in connection with document processing activities, as defined, in any territory that is not in Fuji Xerox's territory.

The 2006 Technology Agreement provides that Fuji Xerox will pay us a royalty that is based on Fuji Xerox's adjusted revenue, as described in the 2006 Technology Agreement. In general, all other existing agreements with respect to intellectual property between the parties will remain in full force and effect. Therefore, all technology licenses previously granted between the parties will not be subject to the 2006 Technology Agreement but will generally remain subject to the terms of any such prior arrangements. The only exception is that the licenses previously granted under the 1999 Technology Agreement will be converted into fully paid-up and royalty free licenses.

The initial term of the 2006 Technology Agreement is five years and would be automatically extended for additional five-year terms unless a party gives prior notice to the other of its intention to terminate the agreement at the end of any given term.

The foregoing is a summary description of the terms of the 2006 Technology Agreement and by its nature is incomplete, does not purport to describe in full all provisions of the 2006 Technology Agreement and is qualified in all respects by the redacted version of the 2006 Technology Agreement, a copy of which has been filed as an exhibit to this Current Report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1 2006 Technology Agreement, effective as of April 1, 2006, by and between Xerox Corporation and Fuji Xerox Co., Ltd.**





-------------------------
** Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted portions of this exhibit have been separately filed with the Securities and Exchange Commission.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 9, 2006

                                             XEROX CORPORATION


                                             By:/s/ Gary R. Kabureck
                                                -------------------------------
                                                Gary R. Kabureck
                                                Vice President and Chief
                                                Accounting Officer

                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1 2006 Technology Agreement, effective as of April 1, 2006, by and between Xerox Corporation and Fuji Xerox Co., Ltd.**




-----------------------------------
** Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted portions of this exhibit have been separately filed with the Securities and Exchange Commission.